Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 15 – COMMITMENTS AND CONTINGENCIES

Contingencies

From time to time, the Company may be subject to certain legal proceedings, claims and disputes that arise in the ordinary course of business. Amounts accrued, as well as the total amount of possible losses with respect to such matters, individually and in the aggregate, are not deemed to be material to the consolidated financial statements. As of December 31, 2023, the Company has no outstanding litigation.

Foreign currency risk

The RMB is not a freely convertible currency. The State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market.

Impact of COVID-19 Outbreak

In December 2019, COVID-19 was first identified in Wuhan, China. On March 11, 2020, the World Health Organization declared the COVID-19 a pandemic—the first pandemic caused by a coronavirus. The outbreak has reached more than 160 countries, resulting in the implementation of significant governmental measures, including lockdowns, closures, quarantines, and travel bans, intended to control the spread of the virus. The Chinese government ordered quarantines, travel restrictions, and the temporary closure of stores and facilities. Companies are also taking precautions, such as requiring employees to work remotely, imposing travel restrictions and temporarily closing businesses.

During the second quarter and the third quarter of 2022, with the spread of COVID-19 and related government stimulus measures, the Company’s order volume and production activities have been affected to a certain extent. However, with the effective operation of epidemic prevention measures, the impact of the epidemic has weakened, and the Company’s production and sales have gradually returned to normal.

In December 2022, China released a set of 10 optimized COVID-19 rules eliminating most containment measures. In late December, the number of infections in the Company increased and production activity slowed down. With the recovery of employees, the production and operations of the Company gradually returned to normal in January 2023, with no further impact on the Company’s operations.

Employment agreements

On September 20, 2022, Mingteng International Corporation Inc. entered into an employment agreement with our Chief Executive Officer, Yingkai Xu, for a term of 3 years. Mr. Xu is entitled to an annual base salary of USD 30,000 for each calendar year on a pro-rated basis, payable on a quarterly basis.

On September 20, 2022, Mingteng International Corporation Inc. entered into an employment agreement with our Chief Financial Officer, Fengting Yin, for a term of 3 years. Ms. Yin is entitled to an annual base salary of USD 30,000 for each calendar year on a pro-rated basis, payable on a quarterly basis.